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

          [SHARES]                                                                                    [SHARES]


INCORPORATED UNDER THE LAWS                                                            SEE REVERSE FOR CERTAIN DEFINITIONS
 OF THE STATE OF DELAWARE                                                                      CUSIP 38121K 20 8


--------------------------------------------------------------------------------------------------------------------------
This Certifies that




is the record holder of
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                         FULLY PAID AND NONASSESSABLE SHARES OF CLASS B COMMON STOCK, $.01 PAR VALUE, OF

        ------------------------------------------ GOLDEN STATE VINTNERS, INC.------------------------------------------
     transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer
     Agent and registered by the Registrar.

          WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          Dated:

          /S/ BRIAN R. THOMPSON                                          /S/ JEFFREY B. O'NEILL
               SECRETARY                                                        PRESIDENT

                                                              [SEAL]

COUNTERSIGNED AND REGISTERED:
     U.S. STOCK TRANSFER CORPORATION
          TRANSFER AGENT AND REGISTRAR

BY

                    AUTHORIZED SIGNATURE
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     The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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     TEN COM -- as tenants in common                  UNIF GIFT MIN ACT  -- .................... Custodian.......................
                                                                                 (Cust)                             (Minor)
     TEN ENT -- as tenants by the entireties                                 under Uniform Gifts to Minors
                                                                             Act ................................................
     JT TEN  --  as joint tenants with right of                                                       (State)
                 survivorship and not as tenants      UNIF TRF MIN ACT  --  ................. Custodian (until age .............)
                 in common                                                       (Cust)
                                                                            ............................ under Uniform Transfers
                                                                                     (Minor)
                                                                            to Minors Act .......................................
                                                                                                      (State)
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      Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 --------------------------------------
|                                      |
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________________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________

                                              X_________________________________
                                              X_________________________________
                                        NOTICE: THE SIGNATURE(S) TO THIS
                                                ASSIGNMENT MUST CORRESPOND WITH
                                                THE NAME(S) AS WRITTEN UPON THE
                                                FACE OF THE CERTIFICATE IN EVERY
                                                PARTICULAR, WITHOUT ALTERATION
                                                OR ENLARGEMENT OR ANY CHANGE
                                                WHATEVER.

Signature(s) Guaranteed






By____________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO  S.E.C. RULE 17Ad-15.